T. Rowe Price Japan Fund

Supplement to Summary Prospectus Dated March 1, 2013

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective December 27, 2013, Archibald Ciganer will replace M. Campbell Gunn as the fund’s portfolio manager and chairman of the fund’s Investment Advisory Committee. Mr. Gunn is retiring from T. Rowe Price International at the end of 2013 due to health issues related to an acute back and neck condition. Mr. Ciganer joined T. Rowe Price International in 2007.

The date of this supplement is December 11, 2013.

F62-041-S 12/11/13